UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04345)

Exact name of registrant as specified in charter:	Putnam Tax Free Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2018

Date of reporting period :	August 1, 2017 — July 31, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam AMT-Free Municipal Fund

Annual report
7 | 31 | 18

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PPNAX

Putnam
AMT-Free Municipal
Fund

Annual report
7 | 31 | 18

Consider these risks before investing: Capital gains, if any, are taxable for federal and, in most cases, state purposes. Income from federally tax-exempt funds may be subject to state and local taxes. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The fund may invest significantly in particular segments of the tax-exempt debt market, making it more vulnerable to fluctuations in the values of the securities it holds than a fund that invests more broadly. Interest the fund receives might be taxable. Bond prices may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

Message from the Trustees

September 7, 2018

Dear Fellow Shareholder:

During 2018, we have seen conditions for global financial markets become a bit more normal after an extended period of record advances coupled with low volatility. A downturn early in the year pushed stocks into a brief correction, while the subsequent market rally has experienced occasional setbacks. Both stocks and bonds have been somewhat more volatile, due in part to uncertainty surrounding trade policy and U.S. interest rates. Fortunately, navigating a change in market trends is nothing new to Putnam’s experienced investment professionals, who continue to monitor risks and seek opportunities.

We would like to take this opportunity to extend our thanks to Jameson A. Baxter, who retired from her position as Chair of your Board of Trustees on June 30, 2018. It is hard to express in a few words the extent of Jamie’s commitment to protecting the interests of Putnam shareholders like you. In addition to her professional and directorship experience, Jamie brought intelligence, insight, and compassion to a board she served for decades. Jamie began as a Trustee in 1994, served as Vice Chair for six years, and became Chair in 2011. We are also pleased to announce the appointment of Kenneth R. Leibler as your new Board of Trustees Chair. Ken became a Trustee in 2006, has served as Vice Chair since 2016, and now leads the Board in overseeing your fund and protecting your interests.

Thank you for investing with Putnam.

Municipal bonds have long been popular investments because they offer income exempt from federal tax. Putnam AMT-Free Municipal Fund seeks bonds that are also exempt from the alternative minimum tax (AMT), which affects a significant number of taxpayers.

Managed by a team of industry veterans

The fund’s portfolio managers conduct meticulous credit research to choose bonds that are not subject to the AMT. Pursuing the fund’s mandate, they also keep the fund invested in high-quality bonds, favoring those that have intermediate- to long-term maturities.

2 AMT-Free Municipal Fund

Performance history as of 7/31/18

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 8–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Performance for class A shares before their inception (9/20/93) is derived from the historical performance of class B shares.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/18. See above and pages 8–11 for additional fund performance information. Index descriptions can be found on pages 13–14.

AMT-Free Municipal Fund 3

Paul holds a B.A. from Suffolk University. He has been in the investment industry since he joined Putnam in 1989.

In addition to Paul, Garrett L. Hamilton, CFA, is a Portfolio Manager of the fund.

Paul, how was the market for municipal bonds during the reporting period?

Volatility in the municipal bond market picked up in the fall of 2017, as investors absorbed the changing details of the proposed tax legislation. When the Tax Cuts and Jobs Act passed in December 2017 and eliminated tax-exempt advanced refundings, bond issuers rushed to issue new deals before the legislation took effect in 2018, resulting in heavier near-term municipal bond supply. As a result, total municipal bond new-issue volume for December 2017 was $62.5 billion — surpassing the previous record of $52.7 billion in December 1985, which was just before the last comprehensive tax overhaul took effect. However, the flood of new issuance was well received by investors, and the municipal bond market rallied as strong demand helped buoy prices.

Over the course of the 12-month reporting period, the Federal Reserve announced three interest-rate hikes, in December 2017 and in March and June 2018. At the end of the period, the federal funds rate stood at a target range of 1.75% to 2.00%. Rising U.S. Treasury rates weighed on municipal bond prices, but the asset class still delivered positive

4 AMT-Free Municipal Fund

Allocations are shown as a percentage of the fund’s net assets as of 7/31/18. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 7/31/18. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

AMT-Free Municipal Fund 5

performance — outperforming the broader fixed-income markets, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, which posted a negative result for the period. [Bond prices generally fall as rates rise.] We attribute the municipal bond market’s better relative performance to the positive technical tailwind provided by the new tax legislation. The new tax law reduced or eliminated a number of deductions, which has made the tax-exempt status of municipal bonds more attractive to retail buyers, especially in high-tax states. With the simultaneous elimination of tax-exempt advanced refundings under the law, new-issue supply has fallen — creating a positive technical backdrop for municipal bonds.

How did the fund perform during the reporting period?

For the 12 months ended July 31, 2018, the fund outperformed its benchmark, the Bloomberg Barclays Municipal Bond Index, but underperformed the average return of its Lipper peer group, General & Insured Municipal Debt Funds. This result was due to the fund’s higher credit quality versus its peer universe.

What was your investment strategy in this environment?

Given our outlook for interest rates to trend higher, the fund began the period with more of a barbell approach to structuring the portfolio — overweighting short-term bonds, underweighting intermediate-term bonds with maturities of 5 to 10 years, and overweighting bonds with maturities of 10 to 20 years. However, with the flattening of the yield curve that materialized as the period progressed, we began to see better relative value in bonds with maturities of 15 to 20 years. As such, the fund ended the period with a more bulleted portfolio structure and an average maturity of approximately 15 years.

Duration positioning, which affects the portfolio’s sensitivity to interest rates, was generally neutral relative to the benchmark index. However, towards the end of the period, we moved the portfolio to a slightly defensive duration positioning given the potential for interest rates to trend higher. From a credit-quality standpoint, the fund held an overweight exposure to higher-quality bonds rated A and BBB. From a sector-positioning perspective, we placed greater focus on higher continuing-care retirement facilities, essential service utility, and state-backed bonds relative to the fund’s Lipper group. This strategy was positive for performance results.

We maintained an underweight position in Puerto Rico-based issuers relative to the fund’s Lipper peers. Puerto Rico’s current economic and financial situations remain extremely difficult, especially after the catastrophic damage inflicted by Hurricane Maria. That said, Puerto Rico bond prices have risen dramatically during 2018 as the market has priced in the potential of higher recoveries.

We continue to have a constructive outlook on credit fundamentals. Historically, municipal bonds have lower default rates and higher recoveries than do similar-rated corporate bonds. Technicals remain positive for the front end of the yield curve, and valuations are reasonable, in our view. That said, with the Fed actively hiking short-term interest rates, our duration positioning has been somewhat cautious.

What is your outlook for interest rates in the coming months?

Jerome Powell was sworn in as the new Federal Reserve Chair on February 5, 2018. Investors generally believe that Chairman Powell will implement the plan laid out by his predecessor, Janet Yellen, for gradual rate increases. At the Fed’s first meeting under Chairman Powell in

6 AMT-Free Municipal Fund

March 2018, the central bank reiterated its plan for three interest-rate hikes this year but hinted that it would be open to the possibility of a fourth hike if necessary to keep the U.S. economy from overheating. The Fed also revised its outlook to three rate hikes in 2019 instead of two.

In its June 2018 statement, the Fed upgraded its outlook for U.S. economic growth from “moderate” to “rising at a solid rate.” Noting that unemployment and inflation remained low, the central bank abandoned its pledge to keep rates low “for some time” and signaled that two more rate increases were likely this year to foster the expansion. At its July 2018 meeting, the Fed held rates steady but issued a statement that “economic growth has been rising at a strong rate” and that it was on track to raise rates in September and December.

We believe the U.S. economy will maintain its upward trajectory, supported by stronger consumer spending, and the labor market should continue tightening. We believe this path should allow the Fed to continue normalizing interest rates. In our view, this scenario will likely lead to short-term rates rising more than long-term rates. We expect the Fed will deliver two more rate hikes during the balance of 2018, and we anticipate that the Fed will continue reducing its balance sheet as planned.

Broadly speaking, the municipal bond market has continued to adjust to fluctuating supply and demand conditions created by the new tax law. We believe municipal bonds offer a high-quality, low-default investment option for investors seeking attractive tax-free income and diversification opportunities.

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

AMT-Free Municipal Fund 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2018, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R6 and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (9/20/93)
Before sales charge	5.67%	51.11%	4.21%	20.03%	3.72%	7.44%	2.42%	1.43%
After sales charge	5.54	45.07	3.79	15.23	2.88	3.15	1.04	–2.63
Class B (9/9/85)
Before CDSC	5.67	43.75	3.70	16.33	3.07	5.44	1.78	0.85
After CDSC	5.67	43.75	3.70	14.33	2.72	2.51	0.83	–4.08
Class C (7/26/99)
Before CDSC	5.59	39.90	3.41	15.45	2.91	4.90	1.61	0.64
After CDSC	5.59	39.90	3.41	15.45	2.91	4.90	1.61	–0.34
Class M (6/1/95)
Before sales charge	5.43	46.98	3.93	18.37	3.43	6.49	2.12	1.15
After sales charge	5.32	42.20	3.58	14.52	2.75	3.03	1.00	–2.14
Class R6 (5/22/18)
Net asset value	5.54	54.56	4.45	21.38	3.95	8.09	2.63	1.63
Class Y (1/2/08)
Net asset value	5.54	54.61	4.45	21.41	3.96	8.12	2.64	1.66

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R6 and Y shares have no initial sales charge or CDSC. Performance for class A, C, M, and Y shares before their inception is derived from the historical performance of class B shares, adjusted for the applicable sales charge (or CDSC) and, for class C shares, the higher operating expenses for such shares. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

8 AMT-Free Municipal Fund

Comparative index returns For periods ended 7/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Bloomberg Barclays
Municipal Bond Index	6.39%	54.02%	4.41%	20.29%	3.76%	8.28%	2.69%	0.99%
Lipper General & Insured
Municipal Debt Funds	5.92	50.94	4.18	21.17	3.90	8.39	2.71	1.48
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 7/31/18, there were 259, 233, 199, 154, and 28 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $14,375 and $13,990, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $14,220. A $10,000 investment in the fund’s class R6 and Y shares would have been valued at $15,456 and $15,461 respectively.

AMT-Free Municipal Fund 9

Fund price and distribution information For the 12-month period ended 7/31/18

Distributions	Class A		Class B	Class C	Class M		ClassR6	Class Y
Number	12		12	12	12		3	12
Income[1]	$0.443008		$0.347231	$0.326569	$0.402151		$0.090868	$0.477703
Capital gains[2]	—		—	—	—		—	—
Total	$0.443008		$0.347231	$0.326569	$0.402151		$0.090868	$0.477703
	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value
7/31/17	$15.16	$15.79	$15.17	$15.20	$15.20	$15.71	—	$15.17
5/22/18*							$14.87
7/31/18	14.93	15.55	14.95	14.97	14.97	15.47	14.94	14.94
	Before	After	Net	Net	Before	After	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value
Current dividend rate[3]	2.79%	2.68%	2.15%	2.01%	2.51%	2.43%	3.05%	3.02%
Taxable equivalent[4]	4.71	4.53	3.63	3.40	4.24	4.10	5.15	5.10
Current 30-day
SEC yield[5]	N/A	1.94	1.41	1.26	N/A	1.70	2.27	2.25
Taxable equivalent[4]	N/A	3.28	2.38	2.13	N/A	2.87	3.83	3.80

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* Inception date of class R6 shares.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 40.80% federal tax rate for 2018. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

10 AMT-Free Municipal Fund

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (9/20/93)
Before sales charge	5.68%	50.76%	4.19%	18.07%	3.38%	7.67%	2.49%	1.97%
After sales charge	5.55	44.73	3.77	13.35	2.54	3.36	1.11	–2.11
Class B (9/9/85)
Before CDSC	5.68	43.41	3.67	14.51	2.75	5.66	1.85	1.39
After CDSC	5.68	43.41	3.67	12.52	2.39	2.73	0.90	–3.57
Class C (7/26/99)
Before CDSC	5.59	39.67	3.40	13.64	2.59	5.19	1.70	1.25
After CDSC	5.59	39.67	3.40	13.64	2.59	5.19	1.70	0.26
Class M (6/1/95)
Before sales charge	5.44	46.74	3.91	16.52	3.11	6.78	2.21	1.75
After sales charge	5.33	41.97	3.57	12.74	2.43	3.31	1.09	–1.55
Class R6 (5/22/18)
Net asset value	5.55	54.41	4.44	19.48	3.62	8.45	2.74	2.24
Class Y (1/2/08)
Net asset value	5.55	54.46	4.44	19.52	3.63	8.49	2.75	2.27

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 7/31/17	0.79%	1.41%	1.56%	1.06%	0.55%†	0.56%
Annualized expense ratio for the
six-month period ended 7/31/18*	0.80%	1.42%	1.57%	1.07%	0.56%	0.57%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class, except for those that started up during the six-month period, are for the fund’s most recent fiscal half year. For a new class, the ratio is for the period from the inception date of the class to 7/31/18. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

† Other expenses are based on expenses of class A shares for the fund’s last fiscal year, restated to reflect the lower investor servicing fees applicable to class R6 shares.

AMT-Free Municipal Fund 11

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class from 2/1/18 to 7/31/18. For a new class, the expenses shown are for the period from the inception date of the class to 7/31/18. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The table also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R6	Class Y
Expenses paid per $1,000*†	$3.98	$7.06	$7.80	$5.32	$1.10‡	$2.84
Ending value (after expenses)	$1,007.90	$1,005.30	$1,004.00	$1,006.50	$1,010.80	$1,009.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/18, or in the case of a new class, the average net assets of the class from the inception date for the class to 7/31/18. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

‡ Had expenses for shares of any new class been shown for the entire period from 1/31/18 to 7/31/18, they would have been higher.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 7/31/18, use the following calculation method. To find the value of your investment on 1/31/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R6	Class Y
Expenses paid per $1,000*†	$4.01	$7.10	$7.85	$5.36	$2.81	$2.86
Ending value (after expenses)	$1,020.83	$1,017.75	$1,017.01	$1,019.49	$1,022.02	$1,021.97

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/18, or in the case of a new class, the average net assets of the class from the inception date for the class to 7/31/18. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 AMT-Free Municipal Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

AMT-Free Municipal Fund 13

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2018, Putnam employees had approximately $523,000,000 and the Trustees had approximately $69,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14 AMT-Free Municipal Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

AMT-Free Municipal Fund 15

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2018, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2018, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2018 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2018. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous

16 AMT-Free Municipal Fund

years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.) In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2017. These expense limitations were: (i) a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2017. Putnam Management has agreed to maintain these expense limitations until at least November 30, 2019. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2017. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2017 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management,

AMT-Free Municipal Fund 17

distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2017 was a strong year for the performance of the Putnam funds, with generally favorable results for most asset classes, including U.S. equity, international and global equity, taxable and tax exempt fixed income, and global asset allocation Funds. In this regard, the Trustees considered that, for the one-year period ended December 31, 2017, the Putnam open-end Funds’ performance, on an asset-weighted basis, ranked in the 32nd percentile of their Lipper peers (excluding those Putnam funds that are evaluated based on their total returns and/or comparisons of those returns versus selected investment benchmarks or targeted annual returns). The Trustees observed that this strong performance has continued a positive trend that began in mid-year 2016 across most Putnam funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 7th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2017 and the 9th-best performing mutual fund complex out of 50 complexes for the ten-year period ended 2017. In addition, the survey ranked the Putnam funds 7th out of 59 mutual fund complexes for the one-year period ended 2017; the Putnam funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2017 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance

18 AMT-Free Municipal Fund

of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper General & Insured Municipal Debt Funds) for the one-year, three-year and five-year periods ended December 31, 2017 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd
Three-year period	3rd
Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2017, there were 254, 226 and 200 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

AMT-Free Municipal Fund 19

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

20 AMT-Free Municipal Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Tax-Free Income Trust and Shareholders of Putnam AMT-Free Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam AMT-Free Municipal Fund (one of the funds constituting Putnam Tax-Free Income Trust, referred to hereafter as the “Fund”) as of July 31, 2018, the related statement of operations for the year ended July 31, 2018, the statement of changes in net assets for each of the two years in the period ended July 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 7, 2018

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

AMT-Free Municipal Fund 21

The fund’s portfolio 7/31/18

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments	FRN Floating Rate Notes: the rate shown is the current
AGM Assured Guaranty Municipal Corporation	interest rate or yield at the close of the reporting period.
AMBAC AMBAC Indemnity Corporation	Rates may be subject to a cap or floor. For certain
BAM Build America Mutual	securities, the rate may represent a fixed rate currently
COP Certificates of Participation	in place at the close of the reporting period.
FCS Farm Credit System	G.O. Bonds General Obligation Bonds
FGIC Financial Guaranty Insurance Company	GNMA Coll. Government National Mortgage
FHLMC Coll. Federal Home Loan Mortgage	Association Collateralized
Corporation Collateralized	NATL National Public Finance Guarantee Corp.
FNMA Coll. Federal National Mortgage	PSFG Permanent School Fund Guaranteed
Association Collateralized	U.S. Govt. Coll. U.S. Government Collateralized
FRB Floating Rate Bonds: the rate shown is the current	VRDN Variable Rate Demand Notes, which are floating-
interest rate at the close of the reporting period. Rates	rate securities with long-term maturities that carry
may be subject to a cap or floor. For certain securities,	coupons that reset and are payable upon demand
the rate may represent a fixed rate currently in place	either daily, weekly or monthly. The rate shown is the
at the close of the reporting period.	current interest rate at the close of the reporting
period. Rates are set by remarketing agents and may
take into consideration market supply and demand,
credit quality and the current SIFMA Municipal Swap
Index rate, which was 0.94% as of the close of the
reporting period.

MUNICIPAL BONDS AND NOTES (97.8%)*	Rating**	Principal amount	Value
Alabama (0.4%)
Jefferson, Cnty. Rev. Bonds, (Warrants)
5.00%, 9/15/34	AA	$1,075,000	$1,217,126
5.00%, 9/15/33	AA	125,000	141,929
			1,359,055
Arizona (4.2%)
El Mirage G.O. Bonds, AGM, 5.00%, 7/1/42	AA	750,000	813,353
Glendale, Excise Tax Rev. Bonds, 5.00%, 7/1/30	AA	1,000,000	1,169,020
Glendale, Indl. Dev. Auth. Rev. Bonds, (Midwestern
U.), 5.125%, 5/15/40	A	2,125,000	2,232,058
Glendale, Indl. Dev. Auth. Sr. Living Fac. Rev. Bonds,
(Royal Oaks Life Care Cmnty.)
4.00%, 5/15/31	A/F	1,000,000	1,043,490
4.00%, 5/15/29	A/F	1,000,000	1,054,010
Maricopa Cnty., Indl. Dev. Auth. Rev. Bonds, (Banner
Hlth.), Ser. A, 4.00%, 1/1/41	AA–	1,500,000	1,548,720
Maricopa Cnty., Indl. Dev. Auth. Ed. Rev. Bonds
(Great Hearts Academies), Ser. C, 5.00%, 7/1/37	AA–	315,000	355,796
(Greathearts, AZ), Ser. A, 5.00%, 7/1/37	AA–	750,000	847,133
Salt Verde, Fin. Corp. Gas Rev. Bonds,
5.50%, 12/1/29	Baa1	1,000,000	1,199,180
Scottsdale, Indl. Dev. Auth. Hosp. Rev. Bonds,
(Scottsdale Hlth. Care), Ser. C, AGM, 5.00%, 9/1/35	AA	2,000,000	2,116,600
U. Med. Ctr. Corp. Hosp. Rev. Bonds, U.S. Govt. Coll.,
6.50%, 7/1/39 (Prerefunded 7/1/19)	AAA/P	1,750,000	1,827,945
			14,207,305

22 AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value
California (8.2%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds,
(Episcopal Sr. Cmntys.), 6.125%, 7/1/41	A–/F	$500,000	$546,490
CA State Infrastructure & Econ. Dev. Bank
Rev. Bonds, (J. David Gladstone Inst.), Ser. A,
5.00%, 10/1/31	A–	1,000,000	1,080,000
CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Sr. Living — Presbyterian Homes),
6.625%, 11/15/24	BBB+/F	2,000,000	2,108,920
AGM, 5.00%, 11/15/44	AA	500,000	553,860
Chula Vista, Muni. Fin. Auth. Special Tax Bonds,
5.50%, 9/1/30	AA–	775,000	873,828
Foothill-De Anza, Cmnty. College Dist. COP
5.00%, 4/1/36	AA+	200,000	225,106
5.00%, 4/1/35	AA+	250,000	282,138
5.00%, 4/1/33	AA+	300,000	340,203
Golden State Tobacco Securitization
Corp. Rev. Bonds
Ser. A-1, 5.00%, 6/1/28	BBB	500,000	577,050
Ser. A, AMBAC, zero %, 6/1/24	A1	5,000,000	4,338,200
Los Angeles Cnty., Fac. Inc. Lease Rev. Bonds,
(Vermont Corridor Cnty., Admin. Bldg.), Ser. A
5.00%, 12/1/37	AA	1,335,000	1,568,024
4.00%, 12/1/48	AA	750,000	775,658
M-S-R Energy Auth. Rev. Bonds, Ser. A,
6.50%, 11/1/39	BBB+	750,000	1,061,228
Merced, City School Dist. G.O. Bonds, (Election
of 2003), NATL
zero %, 8/1/25	AA–	1,190,000	986,391
zero %, 8/1/24	AA–	1,125,000	967,545
zero %, 8/1/23	AA–	1,065,000	947,179
zero %, 8/1/22	AA–	1,010,000	927,614
Sacramento, City Fin. Auth. Tax Alloc. Bonds, Ser. A,
FGIC, NATL, zero %, 12/1/21	A–	5,500,000	5,105,045
Sacramento, Regl. Trans. Dist. Rev. Bonds,
(Farebox), 5.00%, 3/1/27	A3	315,000	334,691
San Bernardino, Cmnty. College Dist. G.O. Bonds,
Ser. A, 4.00%, 8/1/33	Aa2	1,000,000	1,066,950
San Francisco, City & Cnty. Arpt. Comm. Rev. Bonds,
(Intl. Arpt.), Ser. F, 5.00%, 5/1/40	A1	1,250,000	1,318,238
San Mateo, Union High School Dist. G.O. Bonds,
(Election 2010), stepped-coupon zero % (6.700%,
9/1/28), 9/1/41 ††	Aaa	1,100,000	947,155
Yucaipa Special Tax Bonds, (Cmnty. Fac. Dist. No.
98-1 Chapman Heights), 5.375%, 9/1/30	BBB+	375,000	400,898
			27,332,411
Colorado (1.7%)
Denver City & Cnty., Arpt. Rev. Bonds, (Sub. Syst.),
Ser. B, 5.25%, 11/15/32	A2	1,500,000	1,699,830
E-470 CO Pub. Hwy. Auth. FRN Mandatory Put Bonds
(9/1/21), (Sr. Libor Index), Ser. B, 2.433%, 9/1/39	A	1,000,000	1,011,970

AMT-Free Municipal Fund 23

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value
Colorado cont.
E-470 CO Pub. Hwy. Auth. Rev. Bonds, Ser. A, NATL,
zero %, 9/1/34	A	$3,525,000	$1,933,427
High Plains Co. Metro. Dist. G.O. Bonds, NATL
5.00%, 12/1/35	Baa2	295,000	330,199
4.00%, 12/1/47	Baa2	750,000	751,125
			5,726,551
Connecticut (0.8%)
CT State Hlth. & Edl. Fac. Auth. Mandatory Put Bonds
(2/3/20), (Yale U.), Ser. A, 1.30%, 7/1/48	VMIG1	1,000,000	995,420
CT State Hlth. & Edl. Fac. Auth. Rev. Bonds,
(Masonicare Issue), Ser. F
5.00%, 7/1/34	BBB+/F	1,250,000	1,349,000
5.00%, 7/1/33	BBB+/F	250,000	270,508
			2,614,928
Delaware (0.8%)
DE State Hlth. Fac. Auth. Rev. Bonds, (Bayhealth
Med. Ctr.), Ser. A, 4.00%, 7/1/35	AA–	1,000,000	1,051,290
DE State Hlth. Fac. Auth. VRDN, (Christiana Care),
Ser. A, 1.54%, 10/1/38	VMIG1	1,500,000	1,500,000
			2,551,290
District of Columbia (2.2%)
DC Rev. Bonds, (Kipp DC), Ser. A, 5.00%, 7/1/37	BBB+	1,250,000	1,383,388
DC, Wtr. & Swr. Auth. Pub. Util. Rev. Bonds
(Green Bond), Ser. A, 5.00%, 10/1/45	AA+	2,500,000	2,811,500
Ser. B, 5.00%, 10/1/37	AA+	1,010,000	1,143,482
Metro. Washington, Arpt. Auth. Dulles Toll Rd. Rev.
Bonds, (Dulles Metrorail), 5.00%, 10/1/53	Baa1	2,000,000	2,117,060
			7,455,430
Florida (4.6%)
Brevard Cnty., Hlth. Care Fac. Auth. Rev. Bonds,
(Health First, Inc.), U.S. Govt. Coll., 7.00%, 4/1/39
(Prerefunded 4/1/19)	A2	1,250,000	1,296,238
Broward Cnty., Arpt. Syst. Rev. Bonds, Ser. O,
5.375%, 10/1/29	A1	1,000,000	1,042,510
Double Branch Cmnty. Dev. Dist. Special Assmt.
Bonds, Ser. A-1, 4.25%, 5/1/34	A–	360,000	367,430
Halifax Hosp. Med. Ctr. Rev. Bonds, 5.00%, 6/1/36	A–	1,375,000	1,520,090
Lakeland, Hosp. Syst. Rev. Bonds, (Lakeland Regl.
Hlth.), 5.00%, 11/15/45	A2	2,000,000	2,182,000
Miami-Dade Cnty., Expressway Auth. Toll Syst. Rev.
Bonds, Ser. A, 5.00%, 7/1/40	A1	1,000,000	1,051,410
Miami-Dade Cnty., Transit Syst. Rev. Bonds,
4.00%, 7/1/36	AA	1,755,000	1,823,778
Orange Cnty., Hlth. Fac. Auth. Rev. Bonds,
(Presbyterian Retirement Cmntys.), 5.00%, 8/1/34	A–/F	1,000,000	1,080,510
Orlando Cmnty. Redev. Agcy. Tax Alloc. Bonds,
(Republic Drive/Universal), 5.00%, 4/1/23	A–/F	1,630,000	1,774,157
Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds, (Acts
Retirement-Life Cmnty., Inc.), 5.00%, 11/15/32	A–/F	2,000,000	2,227,760

24 AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value
Florida cont.
South Lake Hosp. Dist. Rev. Bonds, (South Lake
Hosp.), Ser. A, 6.00%, 4/1/29	Baa1	$660,000	$675,398
Southeast Overtown Park West Cmnty. Redev. Agcy.
144A Tax Alloc. Bonds, Ser. A-1, 5.00%, 3/1/30	BBB+	240,000	262,682
			15,303,963
Georgia (3.2%)
Atlanta, Tax Alloc. Bonds, (Atlantic Station),
5.00%, 12/1/21	A3	1,250,000	1,360,925
Burke Cnty., Dev. Auth. Poll. Control Mandatory
Put Bonds (8/22/19), (GA Pwr. Co. (Plant Vogtle)),
1.85%, 12/1/49	A3	2,000,000	1,998,320
Fulton Cnty., Dev. Auth. Rev. Bonds, (GA Tech
Athletic Assn.), Ser. A, 5.00%, 10/1/42	A2	900,000	979,866
Gainesville & Hall Cnty., Dev. Auth. Edl. Fac. Rev.
Bonds, (Riverside Military Academy)
5.00%, 3/1/47	BBB–/F	1,000,000	1,047,560
5.00%, 3/1/37	BBB–/F	200,000	211,568
Gainesville & Hall Cnty., Hosp. Auth. Rev.
Bonds, (Northeast GA Hlth. Syst., Inc.), Ser. A,
5.00%, 2/15/37	A	3,000,000	3,331,890
Muni. Election Auth. of GA Rev. Bonds, (Plant Voltage
Units 3 & 4), Ser. A, 5.50%, 7/1/60	A+	1,500,000	1,660,440
			10,590,569
Guam (0.1%)
Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A, AGM,
5.00%, 10/1/30	AA	200,000	214,002
			214,002
Hawaii (0.1%)
HI State Dept. Budget & Fin. Rev. Bonds, (Kahala
Nui), 5.25%, 11/15/37	A–/F	250,000	275,415
			275,415
Idaho (1.1%)
ID State Hlth. Fac. Auth. Rev. Bonds, (St. Luke’s Hlth.
Sys. Oblig. Group), Ser. A, 5.00%, 3/1/37	A3	500,000	559,530
ID State Hsg. & Fin. Assn. Rev. Bonds, (Garvee),
4.00%, 7/15/30	A2	3,000,000	3,124,650
			3,684,180
Illinois (9.1%)
Chicago, G.O. Bonds
Ser. A, 6.00%, 1/1/38	BBB+	1,600,000	1,805,920
Ser. B-2, 5.50%, 1/1/37	BBB+	2,000,000	2,136,680
Ser. A, 5.25%, 1/1/33	BBB+	700,000	736,967
Chicago, Board of Ed. G.O. Bonds
Ser. C, 5.25%, 12/1/35	B+	750,000	781,898
(School Reform), Ser. B-1, NATL, zero %, 12/1/21	Baa2	1,000,000	905,290
Chicago, Motor Fuel Tax Rev. Bonds, AGM,
5.00%, 1/1/31	AA	500,000	535,665
Chicago, O’Hare Intl. Arpt. Rev. Bonds
Ser. A, 5.75%, 1/1/39	A	115,000	124,600
Ser. F, 5.00%, 1/1/40	A2	1,045,000	1,083,561

AMT-Free Municipal Fund 25

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value
Illinois cont.
Chicago, Waste Wtr. Transmission Rev. Bonds
5.00%, 1/1/44	A	$500,000	$532,115
Ser. C, 5.00%, 1/1/39	A	750,000	806,078
(2nd Lien), 5.00%, 1/1/39	A	565,000	604,725
Ser. C, 5.00%, 1/1/34	A	400,000	432,760
Ser. C, 5.00%, 1/1/33	A	405,000	439,133
Chicago, Wtr. Wks Rev. Bonds, 5.00%, 11/1/39	A	675,000	724,673
IL Fin. Auth. Rev. Bonds, (American Wtr. Cap. Corp.),
5.25%, 10/1/39	A	1,575,000	1,613,714
IL State G.O. Bonds
5.00%, 11/1/41	Baa3	600,000	627,168
5.00%, 1/1/41	Baa3	340,000	354,083
5.00%, 11/1/34	Baa3	1,900,000	2,003,550
Ser. C, 5.00%, 11/1/29	Baa3	1,000,000	1,071,010
5.00%, 8/1/21	Baa3	1,000,000	1,051,350
IL State Fin. Auth. Rev. Bonds
(Art Institute of Chicago (The)), 5.00%, 3/1/30	AA–	1,500,000	1,691,190
(Riverside Hlth. Syst.), 4.00%, 11/15/32	A+	400,000	402,792
IL State Fin. Auth. Student Hsg. & Academic Fac.
Rev. Bonds, (U. of IL-CHF-Chicago, LLC), Ser. A,
5.00%, 2/15/47	Baa3	500,000	541,145
IL State Toll Hwy. Auth. Rev. Bonds, Ser. A,
5.00%, 12/1/32	Aa3	2,000,000	2,259,820
Metro. Pier & Exposition Auth. Rev. Bonds,
(McCormick Place Expansion), Ser. B,
5.00%, 12/15/33	BB+	300,000	328,143
Metro. Pier & Exposition Auth. Dedicated State
Tax Rev. Bonds, (McCormick), Ser. A, NATL,
zero %, 12/15/22	A	5,500,000	4,744,575
Metro. Wtr. Reclamation Dist. of Greater Chicago
G.O. Bonds, Ser. A, 5.00%, 12/1/31	AA+	1,000,000	1,134,580
Railsplitter Tobacco Settlement Auth. Rev. Bonds,
5.00%, 6/1/24	A	1,000,000	1,130,190
			30,603,375
Indiana (0.3%)
IN State Fin. Auth. Rev. Bonds, (BHI Sr. Living),
5.75%, 11/15/41	BBB+/F	1,000,000	1,079,210
			1,079,210
Kansas (0.5%)
KS State Dev. Fin. Auth. Rev. Bonds, (Lifespace
Cmnty’s. Inc.), Ser. S, 5.00%, 5/15/30	BBB/F	1,455,000	1,508,006
			1,508,006
Kentucky (2.8%)
KY Pub. Trans. Infrastructure Auth. Rev. Bonds, (1st
Tier Downtown Crossing), Ser. A, 6.00%, 7/1/53	Baa3	500,000	552,520
KY State Econ. Dev. Fin. Auth. Rev. Bonds, (Louisville
Arena Auth., Inc.), Ser. A, AGM, 4.00%, 12/1/41	AA	1,000,000	1,020,280
KY State Property & Bldg. Comm. Rev. Bonds
(No. 119), 5.00%, 5/1/35	A1	1,000,000	1,122,050
(Project No. 84), NATL, 5.00%, 8/1/20	A1	1,650,000	1,746,773

26 AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value
Kentucky cont.
Louisville & Jefferson Cnty., Metro. Govt. Hlth.
Syst. Rev. Bonds, (Norton Healthcare, Inc.), Ser. A,
5.00%, 10/1/30	A–	$2,750,000	$3,130,560
Owen Cnty., Wtr. Wks. Syst. Rev. Bonds,
(American Wtr. Co.)
Ser. A, 6.25%, 6/1/39	A	800,000	829,528
Ser. B, 5.625%, 9/1/39	A	1,000,000	1,040,070
			9,441,781
Louisiana (0.3%)
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A,
5.00%, 5/15/23	A	800,000	890,424
			890,424
Maryland (0.2%)
MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds,
(Meritus Med. Ctr.), 5.00%, 7/1/40	BBB	500,000	539,635
			539,635
Massachusetts (4.6%)
MA State G.O. Bonds, Ser. E, 4.00%, 4/1/46	Aa1	2,275,000	2,328,394
MA State Dept. Trans. Rev. Bonds, (Metro Hwy. Syst.),
Ser. B, 5.00%, 1/1/37	A+	1,000,000	1,039,750
MA State Dev. Fin. Agcy. Rev. Bonds
(Sabis Intl.), Ser. A, 6.80%, 4/15/22
(Prerefunded 10/15/19)	BBB	700,000	744,128
(Suffolk U.), Ser. A, 6.25%, 7/1/30	Baa2	725,000	748,592
(Harvard U.), Ser. A, U.S. Govt. Coll., 5.50%,
11/15/36 (Prerefunded 11/15/18)	AAA/P	445,000	450,371
(Emerson College), Ser. A, 5.50%, 1/1/30
(Prerefunded 1/1/20)	BBB+	180,000	189,904
(Suffolk U.), 5.125%, 7/1/40	Baa2	500,000	518,000
(Franklin W. Olin College of Engineering), Ser. E,
5.00%, 11/1/43	A+	2,200,000	2,412,058
MA State Edl. Fin. Auth. Rev. Bonds, Ser. A,
5.50%, 1/1/22	AA	1,000,000	1,050,260
MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. 162, FNMA
Coll., FHLMC Coll., 2.75%, 12/1/41	Aa1	235,000	236,711
MA State School Bldg. Auth. Sales Tax Rev. Bonds,
Ser. C, 5.00%, 8/15/37	AA+	5,000,000	5,657,100
			15,375,268
Michigan (4.8%)
Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. B, AGM,
6.25%, 7/1/36	AA	5,000	5,197
Great Lakes, Wtr. Auth. Swr. Rev. Bonds, (Brazos
Presbyterian Homes, Inc.), Ser. C, 5.00%, 7/1/36	Baa1	2,500,000	2,762,650
Karegnondi, Wtr. Auth. Rev. Bonds
(Wtr. Supply Syst.), Ser. A, 5.25%, 11/1/27	A2	1,000,000	1,121,860
5.00%, 11/1/41	A	2,200,000	2,429,394
Kentwood, Economic Dev. Rev. Bonds, (Holland
Home Oblig. Group), 5.00%, 11/15/37	BBB–/F	1,000,000	1,077,930

AMT-Free Municipal Fund 27

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value
Michigan cont.
MI State Fin. Auth. Rev. Bonds
(Beaumont Hlth. Credit Group), Ser. A,
5.00%, 11/1/44	A1	$1,000,000	$1,097,240
Ser. H-1, 5.00%, 10/1/39	AA–	525,000	583,354
(Local Govt. Loan Program — Detroit Wtr. & Swr.
Dept. (DWSD)), Ser. C, 5.00%, 7/1/35	Baa1	400,000	437,320
(Local Govt. Loan Program — Detroit Wtr. & Swr.
Dept. (DWSD)), Ser. D-2, 5.00%, 7/1/34	Baa1	200,000	218,532
(Detroit Wtr. & Swr.), Ser. C-6, 5.00%, 7/1/33	A3	140,000	153,555
(Detroit), Ser. C-3, 5.00%, 4/1/28	Aa2	700,000	785,589
MI State Strategic Fund Ltd. Oblig. Rev. Bonds,
(Detroit Edison Co.), AMBAC, 7.00%, 5/1/21	Aa3	4,000,000	4,512,360
Midland Cnty., Bldg. Auth. Rev. Bonds, AGM, 5.00%,
10/1/25 (Prerefunded 10/1/18)	Aa2	1,000,000	1,006,050
			16,191,031
Minnesota (0.2%)
MN State Higher Ed. Fac. Auth. Rev. Bonds,
(Carleton College)
4.00%, 3/1/37	Aa2	130,000	135,957
4.00%, 3/1/36	Aa2	400,000	419,240
			555,197
Mississippi (1.5%)
MS Bus. Fin. Corp. Gulf Opportunity Zone Rev.
Bonds, Ser. A, 5.00%, 5/1/37	A2	1,750,000	1,785,665
MS State Bus. Fin. Commission Gulf Opportunity
Zone VRDN, (Chevron USA, Inc.), Ser. C,
1.45%, 12/1/30	VMIG1	3,250,000	3,250,000
			5,035,665
Nebraska (0.3%)
Central Plains, Energy Rev. Bonds, (NE Gas No. 3),
5.00%, 9/1/32 (Prerefunded 9/1/22)	A3	1,000,000	1,094,360
			1,094,360
Nevada (0.3%)
Clark Cnty., Arpt. Rev. Bonds, Ser. A-2, 5.00%, 7/1/33	Aa3	525,000	589,055
Clark Cnty., Impt. Dist. Special Assmt. Bonds,
(Mountains Edge Local No. 142), 5.00%, 8/1/20	A	395,000	413,727
			1,002,782
New Hampshire (0.8%)
NH State Hlth. & Ed. Fac. Auth. Rev. Bonds
(Catholic Med. Ctr.), 5.00%, 7/1/44	A–	500,000	546,970
(Southern NH Med. Ctr.), 5.00%, 10/1/37	A–	2,000,000	2,183,140
			2,730,110
New Jersey (3.6%)
Bayonne, G.O. Bonds, (Qualified Gen. Impt.), BAM,
5.00%, 7/1/39	AA	700,000	770,994
NJ State Econ. Dev. Auth. Rev. Bonds
Ser. AAA, 5.00%, 6/15/36	Baa1	350,000	379,593
Ser. B, 5.00%, 11/1/26	Baa1	3,000,000	3,376,980
NJ State Higher Ed. Assistance Auth. Rev. Bonds,
(Student Loan), Ser. A, 5.625%, 6/1/30	AA	1,000,000	1,029,760
NJ State Tpk. Auth. Rev. Bonds, Ser. A, 5.00%, 1/1/33	A+	1,350,000	1,516,280

28 AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value
New Jersey cont.
NJ State Trans. Trust Fund Auth. Rev. Bonds
(Trans. Syst.), Ser. B, 5.25%, 6/15/36	Baa1	$1,000,000	$1,043,170
(Federal Hwy. Reimbursement Notes),
5.00%, 6/15/30	A+	800,000	889,448
(Federal Hwy. Reimbursement Notes),
5.00%, 6/15/28	A+	750,000	840,465
(Federal Hwy. Reimbursement Notes),
5.00%, 6/15/27	A+	650,000	731,764
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A,
5.00%, 6/1/34	A–	1,250,000	1,408,088
			11,986,542
New Mexico (0.9%)
NM State Muni. Energy Acquisition Auth. Gas
Supply FRN Mandatory Put Bonds (8/1/19), Ser. B,
2.152%, 11/1/39	Aa2	2,000,000	2,001,820
Sante Fe, Retirement Fac. Rev. Bonds, (El Castillo
Retirement Res.), 5.00%, 5/15/42	BBB–	980,000	1,012,320
			3,014,140
New York (5.6%)
Hudson Yards Infrastructure Corp. Rev. Bonds, Ser. A
5.75%, 2/15/47	Aa3	385,000	419,126
FHLMC Coll., U.S. Govt. Coll., 5.75%, 2/15/47
(Prerefunded 2/15/21)	Aa3	15,000	16,509
Metro. Trans. Auth. Mandatory Put Bonds (2/15/20),
Ser. C-2B, 5.00%, 11/15/34	A1	2,000,000	2,098,400
Metro. Trans. Auth. Rev. Bonds
Ser. D-1, 5.00%, 11/15/39	A1	500,000	557,185
(Green Bonds), Ser. C-1, 4.00%, 11/15/32	A1	2,600,000	2,762,240
Metro. Trans. Auth. Dedicated Tax FRN Mandatory
Put Bonds (6/1/22), Ser. A-2A, 1.39%, 11/1/26	AA	2,165,000	2,180,458
MTA Hudson Rail Yards Trust Oblig. Rev. Bonds,
Ser. A, 5.00%, 11/15/46	A2	2,000,000	2,067,460
NY City, G.O. Bonds, Ser. C, 5.00%, 8/1/32	Aa2	2,700,000	3,091,338
NY City, Transitional Fin. Auth. Rev. Bonds, Ser. A-1
5.00%, 8/1/36 ##	AAA	2,850,000	3,314,208
4.00%, 8/1/41 ##	AAA	1,300,000	1,350,986
Port Auth. of NY & NJ Special Oblig. Rev. Bonds,
(John F. Kennedy Intl. Air Term), 6.00%, 12/1/42	Baa1	900,000	982,197
			18,840,107
Ohio (2.5%)
American Muni. Pwr., Inc. Rev. Bonds, (Meldahl
Hydroelectric (Green Bond)), Ser. A, 5.00%, 2/15/26	A	500,000	574,265
Buckeye, Tobacco Settlement Fin. Auth. Rev.
Bonds, Ser. A-2
5.75%, 6/1/34	B–	500,000	501,255
5.375%, 6/1/24	B–	955,000	955,019
Franklin Cnty., Hlth. Care Fac. Rev. Bonds,
(Friendship Village of Dublin Oblig. Group),
5.00%, 11/15/34	BBB+/F	700,000	748,559
Lucas Cnty., Hlth. Care Fac. Rev. Bonds, (Sunset
Retirement Cmntys.), 5.50%, 8/15/30	A–/F	650,000	690,983

AMT-Free Municipal Fund 29

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value
Ohio cont.
OH Hsg. Fin. Agcy. Rev. Bonds, (Single Fam. Mtge.),
Ser. 1, GNMA Coll., FNMA Coll., FHMLC Coll.,
5.00%, 11/1/28	Aaa	$110,000	$112,374
OH State Rev. Bonds, (Northeast OH Regl. Swr. Dist.),
5.00%, 11/15/44	Aa1	1,015,000	1,135,399
OH State Hosp. Fac. Rev. Bonds, (Cleveland Clinic
Hlth. Syst.), Ser. A, 4.00%, 1/1/34	Aa2	1,250,000	1,320,288
OH State Tpk. Comm. Rev. Bonds, 5.00%, 2/15/48	Aa3	1,250,000	1,359,700
Scioto Cnty., Hosp. Rev. Bonds, (Southern OH Med.
Ctr.), 5.00%, 2/15/33	A2	500,000	553,835
Warren Cnty., Hlth. Care Fac. Rev. Bonds, (Otterbein
Homes Oblig. Group), Ser. A, 5.75%, 7/1/33	A	500,000	567,260
			8,518,937
Oregon (0.1%)
Keizer, Special Assmt. Bonds, (Keizer Station), Ser. A,
5.20%, 6/1/31	Aa3	305,000	305,866
			305,866
Pennsylvania (7.9%)
Allegheny Cnty., G.O. Bonds, Ser. C-72,
5.25%, 12/1/32	Aa3	670,000	757,469
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds, (U.
of Pittsburgh Med.), 5.625%, 8/15/39	A1	500,000	519,330
Berks Cnty., Muni. Auth. Rev. Bonds, (Reading Hosp.
& Med. Ctr.), Ser. A-3
5.50%, 11/1/31	A	1,500,000	1,568,475
U.S. Govt. Coll., 5.50%, 11/1/31
(Prerefunded 11/1/19)	AAA/P	1,500,000	1,567,905
Cmnwlth. Fin. Auth. Rev. Bonds, (Tobacco Master
Settlement Payment Bonds), 5.00%, 6/1/32	A1	1,000,000	1,130,030
Dallas, Area Muni. Auth. U. Rev. Bonds, (Misericordia
U.), 5.00%, 5/1/29	Baa3	300,000	323,391
Dauphin Cnty., Gen. Auth. Hlth. Syst. Rev. Bonds,
(Pinnacle Hlth. Syst.), Ser. A
6.00%, 6/1/29	A1	1,305,000	1,348,848
6.00%, 6/1/29 (Prerefunded 6/1/19)	AAA/P	1,195,000	1,239,394
Geisinger, Auth. Rev. Bonds, (Geisinger Hlth. Syst.),
Ser. A-2, 5.00%, 2/15/39	Aa2	500,000	560,410
Lackawanna Cnty., Indl. Dev. Auth. Rev. Bonds,
(Scranton U.), 4.00%, 11/1/40	A–	500,000	502,280
PA Econ. Dev. Fin. Auth. Wtr. Fac. Rev. Bonds,
(American Wtr. Co.), 6.20%, 4/1/39	A1	1,900,000	1,953,846
PA State COP, Ser. A
5.00%, 7/1/38	A2	750,000	831,263
5.00%, 7/1/30	A2	200,000	227,346
PA State Econ. Dev. Fin. Auth. Solid Waste Disp.
Mandatory Put Bonds (10/1/18), (Republic Svcs.,
Inc.), Ser. B, 1.65%, 12/1/30	A–2	385,000	385,042
PA State Higher Edl. Fac. Auth. Rev. Bonds, (East
Stroudsburg U.), 5.00%, 7/1/31	Baa3	760,000	788,888
PA State Pub. School Bldg. Auth. Rev. Bonds,
(Northampton Cnty. Area Cmnty. College
Foundation), BAM, 5.00%, 6/15/33	AA	1,885,000	2,046,827

30 AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value
Pennsylvania cont.
PA State Tpk. Comm. Rev. Bonds
Ser. B-1, 5.00%, 6/1/42	A3	$675,000	$740,023
Ser. A, 5.00%, 12/1/38	A1	650,000	716,541
Ser. 2nd, 5.00%, 12/1/35	A3	1,000,000	1,110,910
PA State Tpk. Comm. Oil Franchise Tax Rev. Bonds,
Ser. B, 5.00%, 12/1/26	A2	500,000	578,395
PA State U. Rev. Bonds, Ser. B, 5.00%, 9/1/34	Aa1	1,830,000	2,098,315
Philadelphia, Gas Wks. Rev. Bonds
Ser. 9th, 5.25%, 8/1/40	A	855,000	908,788
(1998 Gen. Ordinance), Ser. 14, 5.00%, 10/1/34	A	1,000,000	1,125,320
Pittsburgh & Allegheny Cnty., Sports & Exhib. Auth.
Hotel Rev. Bonds, AGM, 5.00%, 2/1/35	AA	1,225,000	1,288,957
Pittsburgh, G.O. Bonds, Ser. B, 5.00%, 9/1/25	A1	1,250,000	1,383,800
Westmoreland Cnty., Muni. Auth. Rev. Bonds, BAM,
5.00%, 8/15/27	AA	250,000	287,310
Wilkes-Barre, Fin. Auth. Rev. Bonds, (U. of Scranton),
5.00%, 11/1/40 (Prerefunded 11/1/20)	A–	500,000	536,790
			26,525,893
Rhode Island (0.6%)
RI Hlth. & Edl. Bldg. Corp. Rev. Bonds, (Lifespan
Oblig. Group-Hosp. Fin.)
5.00%, 5/15/33	BBB+	365,000	400,449
5.00%, 5/15/26	BBB+	580,000	663,015
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. B,
5.00%, 6/1/50	BBB–/P	1,000,000	1,045,210
			2,108,674
South Carolina (1.8%)
Lexington Cnty., Hlth. Svcs. Dist. Rev. Bonds,
(LexMed Oblig. Group), 5.00%, 11/1/29	A1	500,000	567,240
Myrtle Beach, Tax Allocation Bonds, (Myrtle Beach
Air Force Base Redev.), 5.00%, 10/1/28	A2	575,000	651,912
SC State Pub. Svcs. Auth. Rev. Bonds
(Santee Cooper), Ser. A, 5.75%, 12/1/43	A1	3,000,000	3,319,350
Ser. A, 5.50%, 12/1/54	A1	1,000,000	1,090,290
(Oblig.), Ser. B, 5.00%, 12/1/37	A1	500,000	544,710
			6,173,502
Tennessee (0.6%)
Johnson City, Hlth. & Edl. Fac. Board Hosp. Rev.
Bonds, (Mountain States Hlth. Alliance), 6.00%,
7/1/38 (Prerefunded 7/1/20)	A–	1,850,000	2,000,239
			2,000,239
Texas (14.6%)
Arlington, Higher Ed. Fin. Corp. Rev. Bonds, (Uplift
Ed.), Ser. A, PSFG
5.00%, 12/1/37	AAA	725,000	821,092
4.00%, 12/1/32	AAA	375,000	394,365
4.00%, 12/1/29	AAA	500,000	532,525
Austin-Bergstrom Landhost Enterprises,
Inc. Rev. Bonds
5.00%, 10/1/36	A3	600,000	676,026
5.00%, 10/1/33	A3	400,000	454,736

AMT-Free Municipal Fund 31

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value
Texas cont.
Bexar Cnty., G.O. Bonds, 4.00%, 6/15/33	Aaa	$500,000	$529,045
Central TX Regl. Mobility Auth. Rev. Bonds, (Sr. Lien),
Ser. A, 5.00%, 1/1/33	BBB+	300,000	324,753
Clifton, Higher Ed. Fin. Corp. Rev. Bonds, (IDEA
Pub. Schools)
Ser. B, 5.00%, 8/15/27	BBB+	350,000	395,651
PSFG, 4.00%, 8/15/30	AAA	1,000,000	1,068,010
PSFG, 4.00%, 8/15/29	AAA	1,500,000	1,620,405
Dallas, Area Rapid Transit Rev. Bonds, Ser. A,
5.00%, 12/1/46	AA+	6,000,000	6,767,340
Dallas, Area Rapid Transit Sales Tax Rev. Bonds,
Ser. A, 5.00%, 12/1/41	AA+	1,160,000	1,313,236
Fort Bend Indpt. School Dist. Mandatory Put Bonds
(8/1/21), Ser. D, PSFG, 1.50%, 8/1/42	AAA	2,445,000	2,403,288
Harris Cnty., Rev. Bonds, Ser. A, 5.00%, 8/15/31	Aa2	1,000,000	1,157,320
Harris Cnty., Cultural Ed. Fac. Fin. Corp. Rev.
Bonds, (YMCA of the Greater Houston Area), Ser. A,
5.00%, 6/1/38	Baa3	500,000	528,485
Houston, G.O. Bonds, ( Indpt. School Dist.), Ser. A,
PSFG, 4.00%, 2/15/34	Aaa	1,815,000	1,911,522
Houston, Util. Syst. Rev. Bonds
Ser. D, 5.00%, 11/15/39	Aa2	1,000,000	1,127,800
Ser. B, 5.00%, 11/15/36	Aa2	3,000,000	3,432,450
Leander, Indpt. School Dist. G.O. Bonds, Ser. A,
PSFG, 5.00%, 8/15/40	AAA	2,000,000	2,243,920
Liberty Hill, Indep. School Dist. G.O. Bonds, PSFG
5.00%, 8/1/30	Aaa	1,100,000	1,280,884
5.00%, 8/1/28	Aaa	625,000	732,188
Matagorda Cnty., Poll. Control Rev. Bonds, (Central
Pwr. & Light Co.), Ser. A, 6.30%, 11/1/29	A–	600,000	635,022
Montgomery Cnty., Toll Road Auth. Rev. Bonds
5.00%, 9/15/32	BBB–	685,000	753,760
5.00%, 9/15/31	BBB–	525,000	578,398
New Hope Cultural Ed. Fac. Fin. Corp. Rev. Bonds,
(Children’s Hlth. Syst. of TX), Ser. A, 4.00%, 8/15/34	Aa2	400,000	414,748
New Hope, Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(Tarleton State U. Collegiate Student Hsg.), Ser. A,
5.00%, 4/1/35	Baa3	800,000	867,272
(Collegiate Hsg.-Tarleton St.), 5.00%, 4/1/29	Baa3	500,000	542,755
North TX, Thruway Auth. Rev. Bonds, Ser. B, AGM,
4.00%, 1/1/36	AA	1,000,000	1,035,410
North TX, Tollway Auth. Rev. Bonds, (1st Tier), Ser. A
6.25%, 1/1/24	A	655,000	667,249
FCS, U.S. Govt. Coll., 6.25%, 1/1/24
(Prerefunded 1/1/19)	AA/P	2,845,000	2,902,782
SA Energy Acquisition Pub. Fac. Corp. Rev. Bonds,
(Gas Supply), 5.50%, 8/1/25	A3	1,000,000	1,163,590
Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Retirement
Fac. Rev. Bonds, (Buckner Retirement Svcs., Inc.)
5.00%, 11/15/46	A/F	560,000	612,136
5.00%, 11/15/37	A/F	250,000	275,125

32 AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value
Texas cont.
TX Private Activity Surface Trans. Corp. Rev. Bonds,
(LBJ Infrastructure), 7.00%, 6/30/40	Baa3	$500,000	$542,010
TX State G.O. Bonds, (Trans. Comm.-Mobility Fund)
Ser. A, 5.00%, 10/1/36	Aaa	3,300,000	3,761,274
4.00%, 10/1/32	Aaa	200,000	211,088
TX State Muni. Gas Acquisition & Supply Corp. III Rev.
Bonds, 5.00%, 12/15/28	A3	1,000,000	1,086,850
TX State Muni. Pwr. Agcy. Rev. Bonds, (Syst. Net/
Transmission Converting Security)
5.00%, 9/1/36	A+	400,000	421,476
5.00%, 9/1/35	A+	400,000	421,812
TX State Trans. Comm. Tpk. Syst. Rev. Bonds, (1st
Tier), Ser. A, 5.00%, 8/15/41	A3	2,150,000	2,308,047
			48,915,845
Utah (0.2%)
UT State Charter School Fin. Auth. Rev. Bonds,
(UT Charter Academies, Inc.), 5.00%, 10/15/30	AA	575,000	658,392
			658,392
Virginia (1.6%)
Fairfax Cnty., Econ. Dev. Auth. Res. Care Fac. Rev.
Bonds, (Goodwin House, Inc.), Ser. A, 5.00%, 10/1/36	BBB/F	350,000	389,270
VA Cmnwlth. Trans. Board Rev. Bonds
(Cap. Projects), 4.00%, 5/15/34	Aa1	325,000	337,721
4.00%, 5/15/33	Aa1	3,000,000	3,192,390
VA State Cmnwlth. U. Hlth. Syst. Auth. Rev. Bonds,
Ser. B, 4.00%, 7/1/35	Aa3	1,500,000	1,563,975
			5,483,356
Washington (3.1%)
Central Puget Sound Regl. Trans. Auth. Rev. Bonds,
(Green Bond), Ser. S-1, 5.00%, 11/1/45	AAA	3,120,000	3,521,419
Grant Cnty., Pub. Util. Dist. No. 2 Mandatory Put
Bonds (12/2/20), (Elec. Syst.), 2.00%, 1/1/44	AA	1,500,000	1,500,900
WA State G.O. Bonds
Ser. A-1, 5.00%, 8/1/37	Aa1	750,000	852,150
Ser. D, 4.00%, 2/1/34	Aa1	1,595,000	1,661,639
WA State Hlth. Care Fac. Auth. FRN Mandatory Put
Bonds (7/1/22), (Fred Hutchinson Cancer Research
Ctr.), Ser. B, 2.483%, 1/1/42	A+	1,100,000	1,115,697
WA State Hlth. Care Fac. Auth. Rev. Bonds
(WA Hlth. Svcs.), 7.00%, 7/1/39
(Prerefunded 7/1/19)	Baa1	1,000,000	1,048,590
(Central WA Hlth. Svcs. Assn.), 4.00%, 7/1/36	Baa1	810,000	808,947
			10,509,342
West Virginia (0.2%)
WV State Econ. Dev. Auth. Solid Waste Disp. Fac.
FRB, (Appalachian Pwr. Co.), Ser. A, 5.375%, 12/1/38	A–	500,000	533,620
			533,620

AMT-Free Municipal Fund 33

MUNICIPAL BONDS AND NOTES (97.8%)* cont.	Rating**	Principal amount	Value
Wisconsin (0.8%)
WI State Rev. Bonds, Ser. A, U.S. Govt. Coll., 6.00%,
5/1/27 (Prerefunded 5/1/19)	AAA/P	$190,000	$196,454
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Prohealth Care, Inc.), 6.625%, 2/15/39
(Prerefunded 2/15/19)	AAA/P	1,250,000	1,284,550
(Three Pillars Sr. Living), 5.00%, 8/15/33	A/F	1,000,000	1,078,750
			2,559,754
Wyoming (0.6%)
Sweetwater Cnty., Poll. Control Rev. Bonds, (Idaho
Power Co.), 5.25%, 7/15/26	A1	1,800,000	1,865,610
			1,865,610

TOTAL INVESTMENTS
Total investments (cost $318,726,226)			$327,361,762

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2017 through July 31, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $334,771,909.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. For further details regarding security ratings, please see the Statement of Additional Information.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

## Forward commitment, in part or in entirety (Note 1).

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Health care	15.8%
Utilities	14.7
Transportation	11.4
Tax bonds	11.0
Local debt	10.1

34 AMT-Free Municipal Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$327,361,762	$—
Totals by level	$—	$327,361,762	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

AMT-Free Municipal Fund 35

Statement of assets and liabilities 7/31/18

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $318,726,226)	$327,361,762
Cash	9,886,406
Interest and other receivables	3,392,905
Receivable for shares of the fund sold	122,705
Receivable for investments sold	70,000
Prepaid assets	56,662
Total assets	340,890,440

LIABILITIES
Payable for investments purchased	559,975
Payable for purchases of delayed delivery securities (Note 1)	4,657,642
Payable for shares of the fund repurchased	300,533
Payable for compensation of Manager (Note 2)	122,764
Payable for custodian fees (Note 2)	4,073
Payable for investor servicing fees (Note 2)	50,336
Payable for Trustee compensation and expenses (Note 2)	145,039
Payable for administrative services (Note 2)	661
Payable for distribution fees (Note 2)	71,689
Distributions payable to shareholders	114,480
Other accrued expenses	91,339
Total liabilities	6,118,531

Net assets	$334,771,909

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$325,532,326
Undistributed net investment income (Note 1)	220,640
Accumulated net realized gain on investments (Note 1)	383,407
Net unrealized appreciation of investments	8,635,536
Total — Representing net assets applicable to capital shares outstanding	$334,771,909

(Continued on next page)

36 AMT-Free Municipal Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($256,172,491 divided by 17,162,454 shares)	$14.93
Offering price per class A share (100/96.00 of $14.93)*	$15.55
Net asset value and offering price per class B share ($1,345,215 divided by 90,000 shares)**	$14.95
Net asset value and offering price per class C share ($23,681,812 divided by 1,581,751 shares)**	$14.97
Net asset value and redemption price per class M share ($758,080 divided by 50,629 shares)	$14.97
Offering price per class M share (100/96.75 of $14.97)†	$15.47
Net asset value, offering price and redemption price per class R6 share
($10,117 divided by 677 shares)	$14.94‡
Net asset value, offering price and redemption price per class Y share
($52,804,194 divided by 3,534,431 shares)	$14.94

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

‡ Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

AMT-Free Municipal Fund 37

Statement of operations Year ended 7/31/18

INVESTMENT INCOME
Interest income	$13,300,497
Total investment income	13,300,497

EXPENSES
Compensation of Manager (Note 2)	1,560,122
Investor servicing fees (Note 2)	209,967
Custodian fees (Note 2)	9,939
Trustee compensation and expenses (Note 2)	14,370
Distribution fees (Note 2)	938,572
Administrative services (Note 2)	10,457
Other	225,181
Total expenses	2,968,608
Expense reduction (Note 2)	(49,600)
Net expenses	2,919,008

Net investment income	10,381,489

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	4,323,341
Total net realized gain	4,323,341
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(9,591,727)
Total change in net unrealized depreciation	(9,591,727)

Net loss on investments	(5,268,386)

Net increase in net assets resulting from operations	$5,113,103

The accompanying notes are an integral part of these financial statements.

38 AMT-Free Municipal Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 7/31/18	Year ended 7/31/17
Operations
Net investment income	$10,381,489	$13,014,764
Net realized gain on investments	4,323,341	4,364,212
Net unrealized depreciation of investments	(9,591,727)	(21,681,807)
Net increase (decrease) in net assets resulting
from operations	5,113,103	(4,302,831)
Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	(123,432)	(22,048)
Class B	(795)	(171)
Class C	(12,356)	(2,232)
Class M	(330)	(54)
Class Y	(23,186)	(3,126)
From tax-exempt net investment income
Class A	(8,095,338)	(10,448,219)
Class B	(39,187)	(62,639)
Class C	(583,922)	(776,633)
Class M	(19,746)	(28,218)
Class R6	(61)	—
Class Y	(1,602,839)	(1,633,095)
Decrease from capital share transactions (Note 4)	(51,375,211)	(40,174,844)
Total decrease in net assets	(56,763,300)	(57,454,110)

NET ASSETS
Beginning of year	391,535,209	448,989,319
End of year (including undistributed net investment
income of $220,640 and $316,900, respectively)	$334,771,909	$391,535,209

The accompanying notes are an integral part of these financial statements.

AMT-Free Municipal Fund 39

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)	on investments	operations	income	distributions	end of period	(%)[a]	(in thousands)	net assets (%)[b]	net assets (%)	turnover (%)
Class A
July 31, 2018	$15.16	.44	(.23)	.21	(.44)	(.44)	$14.93	1.43	$256,172.79		2.91	32
July 31, 2017	15.71	.48	(.56)	(.08)	(.47)	(.47)	15.16	(.43)	310,029.79		3.14	31
July 31, 2016	15.28	.53	.43	.96	(.53)	(.53)	15.71	6.39	358,847	.80[c]	3.41[c]	11
July 31, 2015	15.26	.57	.02	.59	(.57)	(.57)	15.28	3.86	306,111.78		3.69	10
July 31, 2014	14.74	.57	.52	1.09	(.57)	(.57)	15.26	7.56	333,666.78		3.85	11
Class B
July 31, 2018	$15.17	.35	(.22)	.13	(.35)	(.35)	$14.95	.85	$1,345	1.41	2.29	32
July 31, 2017	15.73	.38	(.56)	(.18)	(.38)	(.38)	15.17	(1.11)	2,099	1.41	2.52	31
July 31, 2016	15.30	.43	.43	.86	(.43)	(.43)	15.73	5.73	2,874	1.42[c]	2.79[c]	11
July 31, 2015	15.27	.47	.03	.50	(.47)	(.47)	15.30	3.29	2,757	1.40	3.07	10
July 31, 2014	14.76	.48	.51	.99	(.48)	(.48)	15.27	6.82	2,958	1.40	3.24	11
Class C
July 31, 2018	$15.20	.33	(.23)	.10	(.33)	(.33)	$14.97	.64	$23,682	1.56	2.14	32
July 31, 2017	15.76	.36	(.56)	(.20)	(.36)	(.36)	15.20	(1.25)	30,961	1.56	2.37	31
July 31, 2016	15.33	.41	.43	.84	(.41)	(.41)	15.76	5.56	33,064	1.57[c]	2.63[c]	11
July 31, 2015	15.30	.45	.03	.48	(.45)	(.45)	15.33	3.13	24,934	1.55	2.92	10
July 31, 2014	14.78	.45	.52	.97	(.45)	(.45)	15.30	6.71	26,761	1.55	3.09	11
Class M
July 31, 2018	$15.20	.40	(.23)	.17	(.40)	(.40)	$14.97	1.15	$758	1.06	2.64	32
July 31, 2017	15.76	.44	(.57)	(.13)	(.43)	(.43)	15.20	(.76)	750	1.06	2.83	31
July 31, 2016	15.33	.49	.43	.92	(.49)	(.49)	15.76	6.09	1,535	1.07[c]	3.13[c]	11
July 31, 2015	15.30	.52	.03	.55	(.52)	(.52)	15.33	3.64	1,091	1.05	3.42	10
July 31, 2014	14.78	.53	.52	1.05	(.53)	(.53)	15.30	7.25	988	1.05	3.58	11
Class R6
July 31, 2018†	$14.87	.09	.07	.16	(.09)	(.09)	$14.94	1.08*	$10	.11*	.60*	32
Class Y
July 31, 2018	$15.17	.48	(.23)	.25	(.48)	(.48)	$14.94	1.66	$52,804.56		3.14	32
July 31, 2017	15.73	.51	(.56)	(.05)	(.51)	(.51)	15.17	(.26)	47,696.56		3.36	31
July 31, 2016	15.30	.56	.43	.99	(.56)	(.56)	15.73	6.63	52,668	.57[c]	3.61[c]	11
July 31, 2015	15.27	.60	.03	.63	(.60)	(.60)	15.30	4.17	30,320.55		3.92	10
July 31, 2014	14.75	.60	.52	1.12	(.60)	(.60)	15.27	7.80	26,374.55		4.08	11

* Not annualized.

† For the period May 22, 2018 (commencement of operations) to July 31, 2018.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

The accompanying notes are an integral part of these financial statements.

40 AMT-Free Municipal Fund	AMT-Free Municipal Fund 41

Notes to financial statements 7/31/18

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2017 through July 31, 2018.

Putnam AMT-Free Municipal Fund (the fund) is a diversified series of Putnam Tax-Free Income Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income exempt from federal income tax. The fund invests mainly in bonds that pay interest that is exempt from federal income tax, are investment-grade in quality, and have intermediate- to long-term maturities (i.e., three years or longer). The fund does not intend to invest in securities the interest on which is subject to the alternative minimum tax (AMT). Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in tax-exempt investments. This investment policy cannot be changed without the approval of the fund’s shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R6 and class Y shares. The fund began offering class R6 shares on May 22, 2018. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Prior to April 1, 2018, class C shares did not convert to class A shares. The expenses for class A, class B, class C and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

42 AMT-Free Municipal Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

AMT-Free Municipal Fund 43

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

These differences include temporary and/or permanent differences from dividends payable. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $23,443 to increase undistributed net investment income, and $23,443 to decrease accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$10,431,465
Unrealized depreciation	(1,750,368)
Net unrealized appreciation	8,681,097
Undistributed tax-exempt income	260,510
Undistributed ordinary income	74,608
Undistributed long-term gain	337,849
Cost for federal income tax purposes	$318,680,665

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,
0.540%	of the next $5 billion,	0.370%	of the next $50 billion,
0.490%	of the next $10 billion,	0.360%	of the next $100 billion and
0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.433% of the fund’s average net assets.

Putnam Management has contractually agreed, through November 30, 2019, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and

44 AMT-Free Municipal Fund

payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$162,543	Class R6	1
Class B	1,007	Class Y	29,940
Class C	16,036	Total	$209,967
Class M	440

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $49,600 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $245, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %)

AMT-Free Municipal Fund 45

of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	*	$644,632
Class B	1.00%	0.85%	14,719
Class C	1.00%	1.00%	275,449
Class M	1.00%	0.50%	3,772
Total			$938,572

* Equals the weighted average of (i) 0.20% of the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% of all other net assets of the fund attributable to class A shares.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $14,771 and $221 from the sale of class A and class M shares, respectively, and received $26 and $923 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$112,072,729	$157,042,417
U.S. government securities (Long-term)	—	—
Total	$112,072,729	$157,042,417

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 7/31/18		YEAR ENDED 7/31/17
Class A	Shares	Amount	Shares	Amount
Shares sold	1,478,490	$22,273,062	3,783,373	$57,795,998
Shares issued in connection with
reinvestment of distributions	472,095	7,105,801	599,680	9,065,026
	1,950,585	29,378,863	4,383,053	66,861,024
Shares repurchased	(5,244,503)	(79,139,550)	(6,763,603)	(101,982,860)
Net decrease	(3,293,918)	$(49,760,687)	(2,380,550)	$(35,121,836)

46 AMT-Free Municipal Fund

	YEAR ENDED 7/31/18		YEAR ENDED 7/31/17
Class B	Shares	Amount	Shares	Amount
Shares sold	3,931	$59,189	8,639	$130,156
Shares issued in connection with
reinvestment of distributions	2,390	36,047	3,796	57,453
	6,321	95,236	12,435	187,609
Shares repurchased	(54,628)	(824,355)	(56,827)	(854,780)
Net decrease	(48,307)	$(729,119)	(44,392)	$(667,171)

	YEAR ENDED 7/31/18		YEAR ENDED 7/31/17
Class C	Shares	Amount	Shares	Amount
Shares sold	145,648	$2,196,660	511,472	$7,866,544
Shares issued in connection with
reinvestment of distributions	35,002	528,390	44,941	680,785
	180,650	2,725,050	556,413	8,547,329
Shares repurchased	(635,796)	(9,585,033)	(617,783)	(9,324,133)
Net decrease	(455,146)	$(6,859,983)	(61,370)	$(776,804)

	YEAR ENDED 7/31/18		YEAR ENDED 7/31/17
Class M	Shares	Amount	Shares	Amount
Shares sold	6,649	$100,039	1,196	$18,213
Shares issued in connection with
reinvestment of distributions	1,279	19,297	1,792	27,251
	7,928	119,336	2,988	45,464
Shares repurchased	(6,625)	(99,365)	(51,065)	(772,677)
Net increase (decrease)	1,303	$19,971	(48,077)	$(727,213)

			FOR THE PERIOD 5/22/2018 (COMMENCEMENT OF
			OPERATIONS) TO 7/31/18
Class R6			Shares	Amount
Shares sold			675	$10,032
Shares issued in connection with reinvestment of distributions			4	61
			679	10,093
Shares repurchased			(2)	(23)
Net increase			677	$10,070

	YEAR ENDED 7/31/18		YEAR ENDED 7/31/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	1,135,468	$17,187,749	1,139,273	$17,261,318
Shares issued in connection with
reinvestment of distributions	82,969	1,248,697	82,342	1,246,327
	1,218,437	18,436,446	1,221,615	18,507,645
Shares repurchased	(828,453)	(12,491,909)	(1,426,257)	(21,389,465)
Net increase (decrease)	389,984	$5,944,537	(204,642)	$(2,881,820)

At the close of the reporting period, Putnam Investments, LLC owned 677 class R6 shares of the fund (100% of class R6 shares outstanding), valued at $10,117.

AMT-Free Municipal Fund 47

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

48 AMT-Free Municipal Fund

Federal tax information (Unaudited)

The fund has designated 98.48% of dividends paid from net investment income during the reporting period as tax exempt for Federal income tax purposes.

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $371,634 as a capital gain dividend with respect to the taxable year ended July 31, 2018, or, if subsequently determined to be different, the net capital gain of such year.

The Form 1099 that will be mailed to you in January 2019 will show the tax status of all distributions paid to your account in calendar 2018.

AMT-Free Municipal Fund 49

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Dr. Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Until 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance. Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT. Prior to 1998, served as Head of the Department of Economics at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

50 AMT-Free Municipal Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2018, there were 101 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

AMT-Free Municipal Fund 51

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Head of Accounting, Middle Office, & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Head of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

52 AMT-Free Municipal Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	Manoj P. Singh	Vice President and
Putnam Retail Management		Assistant Treasurer
One Post Office Square	Officers
Boston, MA 02109	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Legal Counsel	and Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Assistant Treasurer
Independent Registered Public	Vice President and
Accounting Firm	Chief Legal Officer	Denere P. Poulack
PricewaterhouseCoopers LLP		Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam AMT-Free Municipal Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN043 312427 9/18

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2018	$61,212	$ —	$12,157	$505
July 31, 2017	$62,045	$ —	$12,157	$ —

For the fiscal years ended July 31, 2018 and July 31, 2017, the fund's independent auditor billed aggregate non-audit fees in the amounts of $537,063 and $394,687 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2018	$ —	$524,401	$ —	$ —
July 31, 2017	$ —	$382,530	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Free Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 27, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: September 27, 2018